UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Amended and Restated Employment Agreement with John B. (Thad) Hill
On August 29, 2018, Calpine Corporation (the “Company”) entered into an amended and restated executive employment agreement with John B. (Thad) Hill III, the Company’s President and Chief Executive Officer (the “Hill Agreement”), effective from and after March 8, 2018 (the “Hill Effective Date”), which replaced the original employment agreement entered into between the Company and Mr. Hill, effective as of the Company’s 2014 annual meeting of shareholders and as amended by that amended and restated executive employment agreement, dated May 16, 2017. The Hill Agreement has a five-year term and is subject to automatic one-year renewals on the fifth anniversary of the Hill Effective Date and each annual anniversary thereafter unless either party provides 90 days’ prior notice of his or its intention to not extend the term of the Hill Agreement. Under the Hill Agreement, Mr. Hill is entitled to an annual base salary of at least $1,230,000 and an annual target cash performance bonus equal to 110% of annual base salary, with a maximum annual performance bonus opportunity of two times Mr. Hill’s target bonus. The Hill Agreement provides that on, or as soon as reasonably practicable after, the Hill Effective Date, CPN Management, LP, a Delaware limited partnership (“CPN Management”), will grant to Mr. Hill an award of 1.39% of the issued and outstanding Class B Interests in CPN Management (“Class B Interests”).
The Hill Agreement gives Mr. Hill the right to payments and benefits upon certain termination events of Mr. Hill’s employment, upon his death or disability, non-renewal of the Hill Agreement, and upon a change in control. Specifically, upon a termination of Mr. Hill’s employment by the Company without cause or by Mr. Hill for good reason or due to non-renewal of the Hill Agreement by the Company, in each case, following March 8, 2020, other than in connection with a change in control, the Hill Agreement provides that Mr. Hill will be entitled to receive: (i) all accrued obligations; (ii) a lump-sum cash payment equal to 2.0 times the sum of (A) Mr. Hill’s highest base salary in the three years preceding the termination, plus (B) Mr. Hill’s highest target bonus for the year of termination; (iii) a pro-rata annual bonus calculated based on actual Company performance and the number of days in the year of termination that Mr. Hill was employed by the Company; (iv) reimbursement of outplacement benefits for 24 months; and (v) a monthly payment for a period of 24 months equal to the monthly premium paid by other former employees for continuation coverage under the Company’s health plans and such additional amounts as are necessary to ensure receipt of the full amount of such monthly premium after application of all federal income and employment taxes imposed thereon (the “Additional Payment”). In the event Mr. Hill’s employment is terminated by the Company without cause or by Mr. Hill for good reason, in each case, on or before March 8, 2020, other than in connection with a change in control, the Hill Agreement provides that he will be entitled to receive the same payments described immediately above, with the following exceptions: (i) the multiple for his lump-sum cash payment will be 3.0, (ii) the portion of such payment calculated based on his annual bonus will be calculated based on the higher of his target bonus for the year of termination or 2018, and (iii) the Additional Payment will be for a period of 36 months. In the event Mr. Hill is terminated by the Company without cause or by Mr. Hill for good reason, or as a result of a non-renewal of the Hill Agreement, in each case, in connection with a change in control, Mr. Hill will be entitled to receive the same payments and benefits described in the immediately preceding sentence, with the exception that the portion of such payments calculated based on his annual bonus will be calculated based on the higher of his target bonus for the year of termination or the year of the change in control.
In the event Mr. Hill experiences a disability or death during the term of the Hill Agreement, the Company will pay him or his estate: (i) all accrued obligations; (ii) a full annual bonus calculated based on actual Company performance; and (iii) payment of the Additional Payment for a period of 18 months.
If Mr. Hill’s employment terminates for any reason following the fifth anniversary of the Hill Effective Date (an “Other Termination”), the Hill Agreement provides that he will be entitled to receive (i) all accrued obligations; (ii) the pro-rata bonus; (iii) payment of the Additional Payment for a period of 24 months, and (iv) consent rights regarding certain redemption, repurchase, and / or call rights that may be applicable to vested Class B Interests.
The Hill Agreement contains an affirmation that the terms of the restrictive covenant agreement between the Company and Mr. Hill, dated September 1, 2008, are incorporated in the Hill Agreement by reference, except that the Hill Agreement provides that the provisions in such restrictive covenant agreement providing that certain provisions will not apply following a change in control-related termination, are deleted and will have no further force or effect.
Mr. Hill is generally required to sign a release of claims in order to receive the termination benefits described above but he will not be required to execute a release of claims as a condition of receiving any benefits upon his termination of employment in connection with a change in control.
In connection with a change in control of the Company where immediately before such change in control, Company stock was readily tradeable on an established securities market or otherwise, if it is determined that Mr. Hill will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Excise Tax”), the Company will pay to or for the benefit of Mr. Hill, an additional amount (the “Gross-Up Payment”), such that the net after-tax amount of the Gross-Up Payment retained by Mr. Hill, after deduction of any Excise Tax and any federal and state and local taxes imposed on the Gross-Up Payment itself, will be equal to the Excise Tax. Other than in the circumstances described in the immediately preceding sentence, if it is determined that any benefits payable to Mr. Hill are subject to the Excise Tax, then such payments will be reduced (the “Cut-Back”) until the payments are no longer subject to the Excise Tax; provided, however, that if the net amount of such payments after the Excise Tax is paid would be greater than the reduced amount, the Company will pay the full amount due to Mr. Hill without any reductions.
The foregoing summary is not complete and is qualified in its entirety by reference to the complete copy of the Hill Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Amended and Restated Employment Agreement with Thaddeus Miller
On August 29, 2018, the Company entered into an amended and restated executive employment agreement with Thaddeus Miller, the Company’s Executive Vice Chairman and Chief Legal Officer (the “Miller Agreement”), effective from and after March 8, 2018 (the “Miller Effective Date”), which replaced the original employment agreement entered into between the Company and Mr. Miller, dated as of August 11, 2008, and as amended on each of December 21, 2012, February 28, 2013 and December 18, 2015, and as further amended by the letter agreement on December 29, 2017. The Miller Agreement has a five-year term and is subject to automatic one-year renewals on the fifth anniversary of the Miller Effective Date and each annual anniversary thereafter unless either party provides 90 days’ prior notice of his or its intention to not extend the term of the Miller Agreement. Under the Miller Agreement, Mr. Miller is entitled to an annual base salary of at least $893,003 and an annual target cash performance bonus equal to 90% of annual base salary, with a maximum annual performance bonus opportunity of 200% of Mr. Miller’s annual base salary. The Miller Agreement provides that on, or as soon as reasonably practicable after, the Miller Effective Date, CPN Management will grant to Mr. Miller an award of 0.53% of the issued and outstanding Class B Interests.
The Miller Agreement gives Mr. Miller payments and benefits upon certain termination events of Mr. Miller’s employment, upon his death or disability, non-renewal of the Miller Agreement, and upon a change in control, which payments and benefits are substantially identical to those provided in the Hill Agreement with respect to Mr. Hill, with the following exceptions: (i) payment of the lump-sum cash payment will be based on Mr. Miller’s target bonus, (ii) upon a termination of Mr. Miller’s employment by the Company without cause or by Mr. Miller for good reason or due to non-renewal of the Miller Agreement by the Company, in each case, following March 8, 2020, other than in connection with a change in control, (A) the multiple for his lump-sum cash payment will be 1.5, (B) the Additional Payment will be for a period of 18 months following such termination, and (C) reimbursement of outplacement benefits will be for 18 months, (iii) the reimbursement for outplacement benefits will be for a period of 18 months following either a termination of Mr. Miller’s employment by the Company without cause or by Mr. Miller for good reason, in each case, on or before March 8, 2020 or a termination of Mr. Miller’s employment by the Company without cause or by Mr. Miller for good reason or due to a non-renewal of the Miller Agreement by the Company, in each case, in connection with a change in control, (iv) the Additional Payment in the event Mr. Miller experiences a disability or death will be for the remainder of his employment term, and (v) the benefits triggered in connection with an Other Termination go into effect following the second anniversary of the Miller Effective Date, and provide for payment of the Additional Payment for 18 months following such termination.
The Miller Agreement includes 12-month post-termination non-solicitation and cooperation covenants, as well as post-termination non-disparagement and confidentiality covenants.
Mr. Miller is generally required to sign a release of claims in order to receive the termination benefits described above but he will not be required to execute a release of claims as a condition of receiving any benefits upon his termination of employment due to an Other Termination or upon his death or disability.
The Miller Agreement contains substantially identical provisions regarding the Gross-Up Payment and the Cut-Back as the Hill Agreement.
The foregoing summary is not complete and is qualified in its entirety by reference to the complete copy of the Miller Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Executive Employment Agreement and Restrictive Covenant Agreement with Zamir Rauf
On August 29, 2018, the Company entered into an executive employment agreement with Zamir Rauf, the Company’s Executive Vice President and Chief Financial Officer (the “Rauf Agreement”), effective from and after March 8, 2018 (the “Rauf Effective Date”). The Rauf Agreement has a five-year term and is subject to automatic one-year renewals on the fifth anniversary of the Rauf Effective Date and each annual anniversary thereafter unless either party provides 90 days’ prior notice of his or its intention to not extend the term of the Rauf Agreement. Under the Rauf Agreement, Mr. Rauf is entitled to an annual base salary of at least $656,103.16 and an annual target cash performance bonus equal to 90% of annual base salary, with a maximum annual performance bonus opportunity of

200% of Mr. Rauf’s annual base salary. The Rauf Agreement provides that on, or as soon as reasonably practicable after the Rauf Effective Date, CPN Management will grant to Mr. Rauf an award of 0.40% of the issued and outstanding Class B Interests.
The Rauf Agreement gives payments and benefits upon certain terminations of Mr. Rauf’s employment, upon his death or disability, non-renewal of the Rauf Agreement, and upon a change in control, which payments and benefits are substantially identical to those provided in the Miller Agreement with respect to Mr. Miller, with the exception that the benefits triggered in connection with an Other Termination go into effect following the fifth anniversary of the Rauf Effective Date.
In entering into the Rauf Agreement, Mr. Rauf acknowledged and agreed that he is bound by those restrictions set forth in that certain Restrictive Covenant Agreement entered into between the Company and Mr. Rauf, dated as of August 29, 2018 (the “Rauf Restrictive Covenant Agreement”). The Rauf Restrictive Covenant Agreement includes 12-month post-termination non-competition and non-solicitation and cooperation covenants, as well as post-termination non-disparagement and confidentiality covenants.
Mr. Rauf is generally required to sign a release of claims in order to receive the termination benefits described above but he will not be required to execute a release of claims as a condition of receiving any benefits upon his termination of employment due to an Other Termination or upon his death or disability.
The Rauf Agreement contains substantially identical provisions regarding the Gross-Up Payment and the Cut-Back as the Hill Agreement and the Miller Agreement.
The foregoing summary is not complete and is qualified in its entirety by reference to the complete copy of the Rauf Agreement and the Rauf Restrictive Covenant Agreement, which are attached hereto as Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement between the Company and John B. (Thad) Hill, dated August 29, 2018.†

10.2	Amended and Restated Executive Employment Agreement between the Company and W. Thaddeus Miller, dated August 29, 2018.†

10.3	Executive Employment Agreement between the Company and Zamir Rauf, dated August 29, 2018.†

10.4	Restrictive Covenant Agreement between the Company and Zamir Rauf, dated August 29, 2018.†
__________

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: September 4, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement between the Company and John B. (Thad) Hill, dated August 29, 2018.†

10.2	Amended and Restated Executive Employment Agreement between the Company and W. Thaddeus Miller, dated August 29, 2018.†

10.3	Executive Employment Agreement between the Company and Zamir Rauf, dated August 29, 2018.†

10.4	Restrictive Covenant Agreement between the Company and Zamir Rauf, dated August 29, 2018.†
__________

†	Management contract or compensatory plan or arrangement.